Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE:

Completion of CFIUS Review Process and NYSE Listing Approval Paves the Way for MDA and DigitalGlobe Merger to Close

SAN FRANCISCO and WESTMINSTER, Colo. – September 28, 2017 – MacDonald, Dettwiler and Associates Ltd. (“MDA” or the “Company”) (TSX: MDA), a global communications and information company providing technology solutions to commercial and government organizations worldwide, and DigitalGlobe, Inc. (“DigitalGlobe”) (NYSE: DGI), the global leader in Earth imagery and information about our changing planet, today announced that the Committee on Foreign Investment in the United States has informed MDA and DigitalGlobe that its review of the Company’s proposed acquisition of DigitalGlobe is complete, and there are no unresolved national security issues with respect to the transaction. The transaction is expected to close late next week, subject to satisfaction of the remaining conditions to closing.

In addition, the Company has received authorization from the New York Stock Exchange (the “NYSE”) to list the MDA common shares, including those issuable to DigitalGlobe shareowners in connection with the transaction on the NYSE.  The Company expects that the MDA common shares issuable in connection with the transaction will begin trading on the Toronto Stock Exchange and the NYSE under the ticker symbol “MDA” on the closing date of the transaction.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements and other information included in this press release constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) under applicable securities laws, including the Private Securities Litigation Reform Act of 1995. Statements including words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate” or “expect” and other words, terms and phrases of similar meaning are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Such forward-looking statements include, but are not limited to, statements as to MDA’s and DigitalGlobe’s managements’ expectations and assumptions with respect to the anticipated completion of the transaction and timing thereof.

Although management of MDA and DigitalGlobe believe that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because MDA and DigitalGlobe can give no assurance that they will prove to be correct. The risks that could cause actual results to differ from current expectations include, but are not limited to: the receipt, in a timely manner, of regulatory and other third party approvals in respect of the transaction, the timing of when MDA common shares issuable in the transaction will begin trading on the Toronto Stock Exchange and NYSE and the ability of MDA and DigitalGlobe to satisfy all conditions for the completion of the transaction.

Any such forward-looking statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this press release. Additional information concerning these and other risk factors can be found in MDA’s filings with Canadian securities regulatory authorities, which are available online under MDA’s profile at www.sedar.com, MDA’s filings with the United States Securities and Exchange Commission (the “SEC”), or on MDA’s website at www.mdacorporation.com, and in DigitalGlobe’s filings with the SEC, including Item 1A of DigitalGlobe’s Annual Report on Form 10-K for the year ended December 31, 2016.

The forward-looking statements contained in this press release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. MDA and DigitalGlobe disclaim any intention or obligation to update or revise any forward-looking statements in this press release as a result of new information or future events, except as may be required under applicable securities legislation.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, MDA filed a registration statement on Form F-4 (the “registration statement”) with the SEC (Registration No. 333-217512), which included a preliminary proxy statement of DigitalGlobe that also constituted a preliminary prospectus of MDA. The registration statement was declared effective by the SEC on June 16, 2017. MDA and DigitalGlobe began mailing the definitive proxy statement/prospectus to DigitalGlobe’s stockholders on or about June 22, 2017. The definitive proxy statement/prospectus contains important information about the proposed merger and related matters. STOCKHOLDERS OF DIGITALGLOBE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS), CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DIGITALGLOBE AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed with the SEC by DigitalGlobe or MDA for no charge at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by MDA also can be obtained free of charge on MDA’s corporate website at www.mdacorporation.com  or by contacting MDA’s Investor Relations Department by telephone at (604) 331-2044 or by mail to

MDA, Attention: Investor Relations Department, 1570 – 200 Burrard Street, Vancouver, BC  V6C 3L6. Copies of the documents filed with the SEC by DigitalGlobe also can be obtained free of charge on DigitalGlobe’s corporate website at www.digitalglobe.com or by contacting DigitalGlobe’s Investor Relations Department by telephone at (303) 684-4000 or by mail to DigitalGlobe, Attention: Investor Relations Department, 1300 W. 120th Ave., Westminster, CO 80234.

In addition, in connection with the proposed merger, a management information circular of MDA, describing details of the transaction and other information, was mailed to MDA’s shareholders on or about June 26, 2017. The management information circular contains important information about the proposed merger and related matters. SHAREHOLDERS OF MDA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING THE MANAGEMENT INFORMATION CIRCULAR, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MDA AND THE MERGER. Additional information about MDA, including all relevant documents filed with Canadian securities regulatory authorities, can be found under its corporate profile on SEDAR at www.sedar.com or by contacting the contact above.

ABOUT MDA

MDA (TSX: MDA), is a global communications and information company providing operational solutions to commercial and government organizations worldwide.

MDA's business is focused on markets and customers with strong repeat business potential, primarily in the Communications sector and the Surveillance and Intelligence sector. In addition, the Company conducts a significant amount of advanced technology development.

MDA's established global customer base is served by more than 4,800 employees operating from 15 locations in the United States, Canada, and internationally.

MacDonald, Dettwiler and Associates Ltd. (MDA) common shares trade on the Toronto Stock Exchange under the symbol "MDA."  Upon consummation of the proposed merger, MDA common shares will trade on the NYSE under the symbol “MDA”.

ABOUT SSL MDA HOLDINGS

SSL MDA Holdings, Inc., based in San Francisco, CA, is a wholly owned subsidiary of MacDonald, Dettwiler and Associates Ltd. and serves as the operating company for all MDA businesses.

ABOUT DIGITALGLOBE

DigitalGlobe is a leading global provider of high-resolution Earth-imagery products and services sourced from our own advanced satellite constellation and third-party providers. Our imagery solutions support a wide variety of users in defense and intelligence, civil agencies, mapping and analysis, environmental monitoring, oil and gas exploration, infrastructure management,

Internet portals, and navigation technology. Each day users depend on us to better understand our changing planet in order to save lives, resources and time.

MDA CONTACTS

Investor Relations

Marissa Poratto
MDA Investor Relations

(604) 331-2044

mporatto@mdalimited.ca

Media relations (Canada):

Wendy Keyzer

MDA Media Relations

(604) 231-2743

wendy@mdacorporation.com

Media relations (United States):

Sheila Ennis

Abernathy MacGregor

(415) 926-7961

sbe@abmac.com

DIGITALGLOBE CONTACTS

Investor Relations

Patrick Elliott

DigitalGlobe, Inc.

(303) 684-1378

ir@digitalglobe.com

Media Relations

Turner Brinton

DigitalGlobe, Inc.

(303) 684-4545

turner.brinton@digitalglobe.com

Eric Brielmann / Scott Bisang / Matthew Gross

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449